Prospectus supplement dated August 3, 2016
to the following prospectus(es):
Compass All American prospectus dated May 1, 2016
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following changes are made to the prospectus:
1) Effective January 1, 2016, all references to Neuberger Berman Management LLC, Neuberger Berman LLC, and Neuberger Berman Fixed Income LLC as Sub-advisor to the following funds is changed to Neuberger Berman Investment Advisers LLC:
•	Nationwide Variable Insurance Trust – NVIT Core Bond Fund
•	Nationwide Variable Insurance Trust – Neuberger Berman NVIT Socially Responsible Fund
•	Neuberger Berman Advisers Management Trust – Socially Responsive Portfolio
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